United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21822

(Investment Company Act File Number)

Federated Managed Pool Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/17

Date of Reporting Period: 11/30/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2017
Ticker | FIBPX

Federated International Bond Strategy Portfolio

A Portfolio of Federated Managed Pool Series

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Bond Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2017, was 8.95%. The total return of the Fund's blended benchmark (Blended Index)1 was 8.91% for the same period. The performance of the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI),2 the Fund's broad-based securities market index, was 8.98%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBEMAI or the Blended Index.
The Fund's investment strategy focused on four central factors which helped define the Fund's performance relative to the Blended Index: (1) the currency denomination of the selected securities; (2) the effective duration3 of the portfolio, (3) yield curve;4 and (4) country selection.5 These market elements were the most significant factors affecting the Fund's performance relative to the Blended Index.
MARKET OVERVIEW
During the reporting period, a host of traditional economic forces helped to define global asset valuations. A resurgence in European growth, global wage stagnation, subdued volatility and a host of geopolitical events all lent a hand in carving out the contours of global risk premiums. However, monetary normalization by the world's major central banks was the preeminent macro narrative in 2017. A host of developed central banks appeared keen on dipping their toes in a new body of water and began the process of withdrawing the stimulus that had become a hallmark since the financial crisis of 2008.
In the opening months of the reporting period, most global risk premiums continued to trade around the “Trump reflation” narrative. Early on, there was one asset class that seemed to dissent from this macro theme. Foreign exchange markets decoupled from their equity and bond siblings, and began to reconsider some of the propositions outlined by the new U.S. administration. The U.S. dollar not only defied bullish forecasts, but also a stream of robust U.S. economic data and reasonably hawkish rhetoric from U.S. Federal Reserve (the “Fed”) officials. Having had ample reason to materially advance, the USD's performance was meager to say the least. Specifically, the U.S. Dollar Index (DXY) was down -8.33% during the reporting period.
Neither hurricanes, war games, nor central bank policy change could upend the relative calm and low volatility that resonated throughout the fiscal period. Equity markets continued to shrug off both geopolitical tension between the U.S. and North Korea, and an ever growing chorus of hawkish rhetoric from the world's major central banks. These conditions proved to be fertile ground for equity markets which continued to defy gravity and post record highs.
In Europe, political uncertainties remained a key concern, but a revival in economic activity more than made up for the geopolitical instabilities. Economic growth in the EU showed great promise, but that optimism was somewhat countered by election concerns in France, Netherlands and Germany. Fortunately, all three outcomes fared out well and passed with little incident. Meanwhile, strong eurozone data provided positive surprises on multiple economic fronts. Manufacturing, composite PMIs and consumer confidence all registered positive surprises. With the political clouds out of the way, economic fundamentals came back into focus and helped drive both the euro and European yields higher. During the reporting period, the euro advanced 13.19% against the U.S. dollar.
The European central bank left policy rates largely stable during the reporting period, but made some major alterations to its future guidelines. Midway through the fiscal period, the European Central Bank (ECB) declared that interest rates would not be reduced further; a first step towards normalization. Additionally, the ECB decreased its monthly bond buying program by half to 30 billion euros, but concurrently extended it by 9 months.
There was little about the U.K. business cycle that could have been considered normal in the past 12 months. The U.K.'s economy did manage to grow more than expected, but it still lagged many of its G10 peers. Brexit negotiations were a central worry, but it was a hawkish Bank of England (BoE) that was even more influential on asset prices. U.K. inflation data was consistently elevated, rising to 2.9%; materially beyond the BoE's threshold. Consequently, the Monetary Policy Committee (MPC) raised the Bank Rate by 25 basis points late in the reporting period; this was the first hike in 11 years. This interest rate hike was one of the primary reasons why the British pound gained 9.60% versus the USD during the reporting period.
With the exception of a snap election that presented few surprises, there were no other major disruptions in Japan, either politically or economically. The Bank of Japan (BoJ), maintained its ultra-loose monetary mandate and kept interest rates at 0.00%. However, in light of persistently low inflation levels, the BoJ extended the timeline for the inflation target by one year, saying it expected inflation to reach 2% by fiscal year 2020. As the BoJ continued to implement “curve control,'' 10-year JGB (“Japanese Government Bond'') yields became the fulcrum around which the rest of the Japanese curve orbited. Thus far, the BoJ has done a fantastic job at constraining Japanese bond volatility. For instance, 10-year JGB yields remained in a modest 10 basis point range for the better part of the fiscal period. Despite the ever growing policy divergence between the U.S. Fed and the BoJ, the U.S. dollar still suffered a -3.93% loss to the Japanese yen during the reporting period.
Annual Shareholder Report

In Latin America, the Trump victory led to an initial panic by investors regarding Mexican assets. The initial panic and fears of drastic trade policy changes, however, yielded to the idea that North American Free Trade Agreement (NAFTA) would change in a reasonable manner and that the pro-growth fiscal policies, touted by Trump, would be a promising source of commodity-driven global growth. Mexican assets became well-supported throughout the reporting period. Similarly, Central America followed suit, as expectations of changes to CAFTA (Central American Free Trade Agreement) tended to mirror those regarding changes to NAFTA. As the fears of drastic changes subsided, the asset prices in Central America were robust.
CURRENCY DENOMINATION
The most influential factor affecting the Fund's performance was the currency denomination of the selected securities. Early in the period, removal of a substantial overweight allocation to the U.S. dollar greatly sheltered Fund performance relative to the Blended Index, as the U.S. dollar began to weaken against a host of developed and emerging currencies. At the onset of the reporting period, an overweight allocation to the Mexican peso and Polish zloty, relative to the Blended Index, materially bettered returns. As the reporting period progressed, euro appreciation appeared excessive and potentially disruptive to European growth. Consequently, the Fund reduced its allocation to the euro relative to the Blended Index. However, the ECB entirely dismissed the subject of excessive euro appreciation, which coincidently infused even more euro buying. The Fund's tactical underweight allocation to the euro detracted from overall performance relative to the Blended Index during the reporting period.
DURATION and yield curve
The effective duration of the portfolio also played a sizable role in the Fund's performance. The Fund's weighted average duration at the end of the reporting period was 6.66 years. Fund duration is effectively the Fund's sensitivity to movements in interest rates4 the lower the duration, the less the net asset value of the Fund will fluctuate due to changes in interest rates. Overall, duration management was a very active process which helped better performance relative to the Blended Index. The Fund maintained a lower duration relative to its index for the better part of the reporting period. The composition of duration was mixed but generally favored higher yielding mature emerging bonds. In contrast, the Fund had a lower duration sensitivity to countries with negative interest rates, namely Japan and Germany. Overall yield curve selection had a muted impact on Fund performance relative to the Blended Index during the reporting period.
COUNTRY SELECTION
An underweight allocation to Canada and the U.K. detracted from Fund performance, while overweight allocations to Mexico and Poland enhanced returns relative to the Blended Index during the reporting period.
1	The Blended Index is a custom blended index comprised of 50% of the Bloomberg Barclays Emerging Markets USD Aggregate Index and 50% of the J.P. Morgan Global (ex-U.S.) Government Bond Index. Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBEMAI.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Bond Strategy Portfolio from December 24, 2008 (start of performance) to November 30, 2017, compared to a blend of indexes comprised of 50% of the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI) and 50% of the J.P. Morgan Global (ex-U.S.) Government Bond Index (JPMGXUS) (the “Blended Index”).2
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2017
Average Annual Total Returns for the Period Ended 11/30/2017
	1 Year	5 Years	Start of Performance (12/24/2008)
Fund	8.95%	1.67%	8.56%
BBEMAI	8.98%	4.00%	9.88%
JPMGXUS	8.79%	-0.55%	1.73%
Blended Index	8.91%	1.75%	5.79%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBEMAI and the JPMGXUS have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BBEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The JPMGXUS is a broad measure of bond performance in developed countries, excluding the U.S. The indexes are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2017, the Fund's issuer country and currency exposure composition1 were as follows:
Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[3,4]
Japan	11.2%	11.2%
United Kingdom	6.0%	6.0%
France	6.0%	—
Italy	5.4%	—
Germany	3.5%	—
Belgium	3.2%	—
Mexico	2.5%	2.6%
United States	2.5%	2.5%
Spain	2.3%	—
Poland	1.6%	1.6%
Australia	1.3%	1.3%
Netherlands	1.2%	—
Canada	1.0%	1.0%
Sweden	0.3%	0.3%
Euro	—	21.5%
Other Securities (EMCOR)	48.6%	48.6%
SUB-TOTAL	96.6%	96.6%
Cash Equivalents[5]	2.3%	2.3%
Derivative Contracts[6,7]	0.0%	0.0%
Other Assets and Liabilities—Net[8]	1.1%	1.1%
TOTAL	100.0%	100.0%
1	The fixed-income securities of some issuers may not be denominated in the currency of the issuer's designated country. Therefore, the two columns above “Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.
2	This column depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the company to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
3	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
4	This column depicts the Fund's exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this report includes any currency options sold by the Fund and currency forward contracts).
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
6	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investment in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
7	Represents less than 0.1%.
8	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2017
Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	BONDS—46.7%
	AUSTRALIAN DOLLAR—1.3%
	Sovereign—1.3%
$100,000	Australia, Government of, 2.75%, 4/21/2024	$77,733
120,000	Australia, Government of, 5.75%, 7/15/2022	105,297
	TOTAL	183,030
	BRITISH POUND—6.2%
	Sovereign—6.2%
100,000	United Kingdom, Government of, 2.75%, 9/7/2024	150,378
115,000	United Kingdom, Government of, 3.25%, 1/22/2044	198,264
99,500	United Kingdom, Government of, 4.75%, 3/7/2020	147,477
120,000	United Kingdom, Government of, Unsecd. Note, 1.50%, 1/22/2021	166,685
120,000	United Kingdom, Government of, Unsecd. Note, 4.25%, 6/7/2032	216,885
	TOTAL	879,689
	CANADIAN DOLLAR—1.0%
	Sovereign—1.0%
145,000	Canada, Government of, 1.50%, 6/1/2023	111,394
30,000	Canada, Government of, 5.75%, 6/1/2029	32,347
	TOTAL	143,741
	EURO—22.0%
	Sovereign—22.0%
130,000	Belgium, Government of, 0.80%, 6/22/2025	161,061
220,000	Belgium, Government of, 2.25%, 6/22/2023	296,571
345,000	France, Government of, 0.50%, 5/25/2025	419,594
300,000	France, Government of, 4.25%, 10/25/2023	448,577
70,000	Germany, Government of, 1.75%, 2/15/2024	92,999
130,000	Germany, Government of, Unsecd. Note, 1.00%, 8/15/2024	165,626
220,000	Germany, Government of, Unsecd. Note, 1.00%, 8/15/2025	280,523
125,000	Italy, Government of, 2.50%, 5/1/2019	154,806
150,000	Italy, Government of, Sr. Unsecd. Note, 0.65%, 10/15/2023	176,520
340,000	Italy, Government of, Unsecd. Note, 1.60%, 6/1/2026	407,137
20,000	Italy, Government of, Unsecd. Note, 3.25%, 9/1/2046	25,578
140,000	Netherlands, Government of, Unsecd. Note, 0.25%, 7/15/2025	167,715
50,000	Spain, Government of, Sr. Unsecd. Note, 1.95%, 7/30/2030	60,449
25,000	Spain, Government of, Sr. Unsecd. Note, 2.75%, 10/31/2024	33,627
97,000	Spain, Government of, Sr. Unsub., 4.00%, 4/30/2020	127,168
90,000	Spain, Government of, Unsecd. Note, 1.60%, 4/30/2025	112,359
	TOTAL	3,130,310
	JAPANESE YEN—11.5%
	Sovereign—11.5%
JPY16,400,000	Japan, Government of, 1.30%, 3/20/2021	152,610
20,000,000	Japan, Government of, 1.90%, 12/20/2023	199,065
35,000,000	Japan, Government of, Sr. Unsecd. Note, 1.30%, 6/20/2035	355,169
28,000,000	Japan, Government of, Sr. Unsecd. Note, 1.70%, 9/20/2044	304,842
36,000,000	Japan, Government of, Sr. Unsecd. Note, 1.80%, 9/20/2030	384,800
5,000,000	Japan, Government of, Sr. Unsecd. Note, 2.10%, 12/20/2026	52,776
Annual Shareholder Report

Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		BONDS—continued
		JAPANESE YEN—continued
		Sovereign—continued
JPY17,000,000		Japan, Government of, Sr. Unsecd. Note, 2.10%, 12/20/2029	$186,238
		TOTAL	1,635,500
		MEXICAN PESO—2.8%
		Telecommunications & Cellular—2.8%
MXN7,600,000		America Movil S.A.B. de C.V., Sr. Secd. Note, 6.00%, 6/9/2019	394,413
		POLISH ZLOTY—1.7%
		Sovereign—1.7%
$900,000		Poland, Government of, Unsecd. Note, 2.50%, 7/25/2026	240,328
		SWEDISH KRONA—0.2%
		Sovereign—0.2%
290,000		Sweden, Government of, 1.00%, 11/12/2026	36,179
		TOTAL BONDS (IDENTIFIED COST $6,296,734)	6,643,190
		PURCHASED PUT OPTION—0.0%
267,480		GBP PUT/USD CALL, JPMorgan, Notional Amount $267,480, Exercise Price $1.337, Expiration Date 12/12/2017 (IDENTIFIED COST $1,557 )	458
		REPURCHASE AGREEMENTS—2.3%
332,000		Interest in $75,000,000 joint repurchase agreement, 1.05% dated 11/30/2017 under which BNP Paribas Securities Corp. will repurchase the securities provided as collateral for $75,002,188 on 12/1/2017. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were U.S. Government Agency and U.S. Treasury Note with various maturities to 7/1/2047 and the market value of those underlying securities was $76,502,275.	332,000
		INVESTMENT COMPANY—49.9%
697,860	[1]	Emerging Markets Core Fund (IDENTIFIED COST $7,250,801)	7,097,238
		TOTAL INVESTMENT IN SECURITIES—98.9% (IDENTIFIED COST $13,881,092)[2]	14,072,886
		OTHER ASSETS AND LIABILITIES - NET—1.1%[3]	155,862
		TOTAL NET ASSETS—100%	$14,228,748
At November 30, 2017, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/4/2017	Citibank	72,900 BRL	$22,853	$(593)
12/8/2017	Bank of America	3,238,800 JPY	$28,870	$(78)
12/8/2017	Bank of America	$80,000	8,969,680 JPY	$261
12/8/2017	Citibank	11,500 AUD	$9,026	$(328)
12/8/2017	Citibank	12,800 CAD	$10,174	$(251)
12/8/2017	Citibank	26,000 EUR	$30,673	$292
12/8/2017	Citibank	27,725 GBP	$36,890	$618
12/8/2017	Citibank	10,700 NZD	$7,505	$(193)
2/8/2018	Bank of America	250,000 EUR	221,833 GBP	$(1,836)
2/8/2018	Citibank	200,000 AUD	$153,666	$(2,443)
2/8/2018	Citibank	350,000 EUR	46,345,740 JPY	$5,092
2/8/2018	Citibank	150,000 EUR	1,466,795 NOK	$2,668
2/8/2018	Citibank	180,000 EUR	1,741,783 NOK	$5,415
2/8/2018	Citibank	250,000 GBP	419,401 CAD	$13,574
2/8/2018	Goldman Sachs	250,000 GBP	37,145,475 JPY	$7,613
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
2/8/2018	JPMorgan	180,000 EUR	13,762,800 INR	$3,466
2/8/2018	JPMorgan	111,111 EUR	1,054,714 NOK	$5,807
2/8/2018	JPMorgan	138,889 EUR	1,345,078 NOK	$4,045
2/8/2018	JPMorgan	133,333 EUR	1,304,873 SEK	$2,733
2/8/2018	JPMorgan	180,000 EUR	1,799,588 SEK	$(875)
2/8/2018	JPMorgan	266,667 EUR	2,597,607 SEK	$6,924
2/8/2018	JPMorgan	100,000 EUR	$119,165	$419
2/8/2018	JPMorgan	210,000 EUR	$248,096	$3,030
2/8/2018	JPMorgan	300,000 EUR	$353,422	$5,330
2/8/2018	JPMorgan	400,000 EUR	$468,753	$9,582
2/8/2018	JPMorgan	$200,000	22,393,300 JPY	$229
2/8/2018	JPMorgan	$180,000	3,490,439 MXN	$(4,938)
2/8/2018	JPMorgan	$325,000	6,349,542 MXN	$(11,426)
2/8/2018	JPMorgan	$150,000	548,785 PLN	$(5,573)
2/8/2018	JPMorgan	$225,000	796,840 PLN	$(893)
2/8/2018	JPMorgan	$230,000	829,677 PLN	$(5,202)
Contracts Sold:
12/4/2017	Citibank	36,714 BRL	$11,524	$314
12/4/2017	Citibank	36,186 BRL	$11,346	$296
12/8/2017	Barclays	$80,000	9,059,080 JPY	$534
12/8/2017	Citibank	11,500 AUD	$9,125	$427
12/8/2017	Citibank	12,800 CAD	$10,254	$331
12/8/2017	Citibank	26,000 EUR	$31,097	$131
12/8/2017	Citibank	27,725 GBP	$35,946	$(1,563)
12/8/2017	Citibank	3,238,800 JPY	$29,590	$797
12/8/2017	Citibank	10,700 NZD	$7,669	$356
2/8/2018	Bank of America	400,000 EUR	3,903,180 SEK	$(9,572)
2/8/2018	Citibank	200,000 AUD	$152,570	$1,347
2/8/2018	Citibank	210,000 EUR	28,015,890 JPY	$(1,196)
2/8/2018	Citibank	105,000 EUR	13,980,109 JPY	$(846)
2/8/2018	Citibank	35,000 EUR	4,667,453 JPY	$(216)
2/8/2018	Citibank	180,000 EUR	1,744,506 NOK	$(5,087)
2/8/2018	Citibank	150,000 EUR	1,463,748 NOK	$(3,035)
2/8/2018	Citibank	250,000 GBP	417,685 CAD	$(14,905)
2/8/2018	Goldman Sachs	250,000 GBP	37,372,200 JPY	$(5,591)
2/8/2018	JPMorgan	250,000 EUR	221,088 GBP	$827
2/8/2018	JPMorgan	125,000 EUR	110,787 GBP	$743
2/8/2018	JPMorgan	180,000 EUR	13,689,000 INR	$(4,602)
2/8/2018	JPMorgan	250,000 EUR	2,371,187 NOK	$(13,298)
2/8/2018	JPMorgan	180,000 EUR	1,778,159 SEK	$(1,698)
2/8/2018	JPMorgan	261,111 EUR	$308,762	$(3,484)
2/8/2018	JPMorgan	210,000 EUR	$248,324	$(2,802)
2/8/2018	JPMorgan	138,889 EUR	$164,048	$(2,041)
2/8/2018	JPMorgan	140,000 GBP	$184,109	$(5,725)
2/8/2018	JPMorgan	$720,000	81,765,468 JPY	$9,432
2/8/2018	JPMorgan	$95,000	1,838,940 MXN	$2,435
2/8/2018	JPMorgan	$230,000	824,813 PLN	$3,823
2/8/2018	JPMorgan	$150,000	545,582 PLN	$4,665
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(6,734)
Net Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Affiliated holding.

Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2017 were as follows:
Emerging Markets Core Fund
Balance of Shares Held 11/30/2016	593,402
Purchases/Additions	7,776,190
Sales/Reductions	(7,671,732)
Balance of Shares Held 11/30/2017	697,860
Value	$7,097,238
Change in Unrealized Appreciation/Depreciation	$152,310
Net Realized Gain/Loss	$26,399
Dividend Income	$366,945
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in a portfolio of Federated Core Trust (“Core Trust”), which is managed by the Federated Investment Management Company (the “Adviser”). Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of Emerging Markets Core Fund (EMCOR), a portfolio of Core Trust, is to achieve a total return on its assets. EMCOR's secondary objective is to achieve a high level of income. Distributions of net investment income from EMCOR are declared daily and paid monthly. Capital gain distributions, if any, from EMCOR are declared and paid annually, and are recorded by the Fund as capital gains. Federated Investors Inc. (“Federated”) receives no advisory or administrative fees from EMCOR. Copies of the EMCOR financial statements are available on the EDGAR Database on the SEC's website or upon request from the Fund.
2	The cost of investments for federal tax purposes amounts to $13,881,092.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund's assets carried at fair value.
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$—	$6,643,190	$—	$6,643,190
Purchased Put Options	458	—	—	458
Repurchase Agreement	—	332,000	—	332,000
Investment Company[1]	—	—	—	7,097,238
TOTAL SECURITIES	$458	$6,975,190	$—	$14,072,886
Other Financial Instruments:
Assets
Foreign Exchange Contracts	—	103,556	—	103,556
Liabilities
Foreign Exchange Contracts	—	(110,290)	—	(110,290)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(6,734)	$—	$(6,734)
1	As permitted by the U.S generally accepted accounting principles (GAAP), Investment Companies valued at $7,097,238 are measured at fair value using the net assets value (NAV) per share practical expedient and have not been recognized in the chart above but are included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed in this Investment Company is the next determined NAV after receipt of the shareholder redemption request.

Annual Shareholder Report

The following acronyms are used throughout this portfolio:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
EUR	—Euro
GBP	—Great British Pound
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
USD	—United States Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$14.48	$13.77	$15.00	$14.96	$16.51
Income From Investment Operations:
Net investment income[1]	0.47	0.51	0.49	0.65	0.59
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.77	0.20	(1.13)	(0.03)	(1.37)
TOTAL FROM INVESTMENT OPERATIONS	1.24	0.71	(0.64)	0.62	(0.78)
Less Distributions:
Distributions from net investment income	(0.64)	—	(0.54)	(0.58)	(0.62)
Distributions from net realized gain on investments and foreign currency transactions	—	—	(0.05)	—	(0.15)
TOTAL DISTRIBUTIONS	(0.64)	—	(0.59)	(0.58)	(0.77)
Net Asset Value, End of Period	$15.08	$14.48	$13.77	$15.00	$14.96
Total Return[2]	8.95%	5.16%	(4.31)%	4.31%	(5.00)%
Ratios to Average Net Assets:
Net expenses[3]	0.00%	0.02%	0.03%	0.00%	0.00%
Net investment income	3.24%	3.50%	3.49%	4.32%	3.93%
Expense waiver/reimbursement[4]	1.65%	1.80%	2.01%	2.24%	3.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,229	$12,911	$11,488	$13,500	$6,936
Portfolio turnover	55%	33%	85%	46%	19%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	See Note 5, Investment Adviser Fee and Other Transactions with Affiliates.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2017
Assets:
Total investment in securities, at value including $7,097,238 of investment in an affiliated holding (identified cost $13,881,092)		$14,072,886
Cash denominated in foreign currencies (identified cost $178,858)		179,031
Unrealized appreciation on foreign exchange contracts		103,556
Income receivable		51,947
Receivable for shares sold		26,354
TOTAL ASSETS		14,433,774
Liabilities:
Unrealized depreciation on foreign exchange contracts	$110,290
Bank overdraft	213
Payable for shares redeemed	139
Payable for portfolio accounting fees	49,555
Payable for auditing fees	29,400
Payable for insurance premiums	3,570
Payable for legal fees	2,919
Payable to adviser (Note 5)	216
Accrued expenses (Note 5)	8,724
TOTAL LIABILITIES		205,026
Net assets for 943,416 shares outstanding		$14,228,748
Net Assets Consists of:
Paid-in capital		$14,024,570
Net unrealized appreciation of investments, foreign exchange contracts and translation of assets and liabilities in foreign currency		185,736
Accumulated net realized loss on investments, foreign exchange contracts, futures contracts, written options and foreign currency transactions		(327,763)
Undistributed net investment income		346,205
TOTAL NET ASSETS		$14,228,748
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$14,228,748 ÷ 943,416 shares outstanding, no par value, unlimited shares authorized		$15.08
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2017
Investment Income:
Dividends received from an affiliated holding		$366,945
Interest		77,143
TOTAL INCOME		444,088
Expenses:
Administrative fee (Note 5)	$11,747
Custodian fees	10,085
Transfer agent fees	3,270
Directors'/Trustees' fees (Note 5)	1,564
Auditing fees	30,500
Legal fees	9,130
Portfolio accounting fees	117,284
Share registration costs	19,755
Printing and postage	16,628
Miscellaneous (Note 5)	6,177
TOTAL EXPENSES	226,140
Reimbursement of other operating expenses (Note 5)	(226,140)
Net expenses		—
Net investment income		444,088
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments (including realized gain of $26,399 on sales of investments in an affiliated holding) and foreign currency transactions		(87,093)
Net realized loss on foreign exchange contracts		(65,758)
Net realized gain on futures contracts		16,356
Net realized gain on written options		3,218
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including change in unrealized depreciation of $152,310 on investments in an affiliated company)		829,592
Net change in unrealized depreciation of foreign exchange contracts		25,083
Net realized and unrealized gain on investments, foreign exchange contracts, futures contracts, written options and foreign currency transactions		721,398
Change in net assets resulting from operations		$1,165,486
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$444,088	$440,695
Net realized gain (loss) on investments, foreign exchange contracts, futures contracts, written options and foreign currency transactions	(133,277)	244,936
Net change in unrealized appreciation/depreciation of investments, foreign exchange contracts and translation of assets and liabilities in foreign currency	854,675	(128,133)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,165,486	557,498
Distributions to Shareholders:
Distributions from net investment income	(574,824)	—
Share Transactions:
Proceeds from sale of shares	3,213,534	2,150,085
Net asset value of shares issued to shareholders in payment of distributions declared	8,526	—
Cost of shares redeemed	(2,495,085)	(1,284,036)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	726,975	866,049
Change in net assets	1,317,637	1,423,547
Net Assets:
Beginning of period	12,911,111	11,487,564
End of period (including undistributed net investment income of $346,205 and $526,367, respectively)	$14,228,748	$12,911,111
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2017
1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated International Bond Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to achieve total return on its assets, by investing primarily in foreign government and corporate bonds in both developed and emerging markets.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. During part of the fiscal year, the Fund invested in EMCOR, a portfolio of Core Trust. The detail of the total fund expense reimbursement of $226,140 is disclosed in various locations in Note 5.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase return and to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Annual Shareholder Report

Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $180,720 and $163,916, respectively. This is based on the contracts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At November 30, 2017, the Fund had no outstanding futures contracts.
The average notional value of long and short futures contracts held by the Fund throughout the period was $51,666 and $54,556, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage currency and market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At November 30, 2017, the Fund had no outstanding written options.
The average market value of purchased options and written options held by the Fund throughout the period was $3,490 and $2, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$103,556	Unrealized depreciation on foreign exchange contracts	$110,290
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$103,556		$110,290
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Written Options	Purchased Options[1]	Foreign Exchange Contracts	Futures Contracts	Total
Equity Contracts	$3,218	$(9,367)	$—	$—	$(6,149)
Foreign exchange contracts	—	(12,453)	(65,758)	—	(78,211)
Interest rate contracts	—	—	—	16,356	16,356
TOTAL	$3,218	$(21,820)	$(65,758)	$16,356	$(68,004)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Purchased Options[2]	Foreign Exchange Contracts	Total
Foreign exchange contracts	$(18,803)	$25,083	$6,280
1	The net realized gain (loss) on Purchased Options is found within the Net realized loss on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized appreciation/depreciation of Purchased Options is found within the Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counter party certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2017, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Foreign Exchange Contracts	$103,556	$(13,738)	$—	$89,818
TOTAL	$103,556	$(13,738)	$—	$89,818

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Foreign Exchange Contracts	$110,290	$(13,738)	$—	$96,552
TOTAL	$110,290	$(13,738)	$—	$96,552
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended November 30	2017	2016
Shares sold	221,139	146,500
Shares issued to shareholders in payment of distributions declared	617	—
Shares redeemed	(170,205)	(88,733)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	51,551	57,767
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to the differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities and short-term capital gain reclassifications.
For the year ended November 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(49,426)	$49,426
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$574,824	$—
Annual Shareholder Report

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$369,376
Net unrealized appreciation	$316,908
Capital loss carryforwards	$(482,106)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for wash sales, forward adjustments, the partnership adjustments and discount accretion/premium amortization on debt securities.
At November 30, 2017, the cost of investments for federal tax purposes was $13,756,655. The net unrealized appreciation of investments for federal tax purposes was $316,231. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $639,617 and net unrealized depreciation from investments for those securities having an excess of cost over value of $323,386. The amounts presented are inclusive of derivatives contracts.
At November 30, 2017, the Fund had a capital loss carryforward of $482,106 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$462,443	$19,663	$482,106
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee, because all eligible investors are: (1) in separately managed or wrap-free programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-free programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired Fund Fees and Expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended November 30, 2017, the Adviser reimbursed $226,140 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund. Fees paid to FAS by the Fund were reimbursed by the Adviser.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the first $5 billion
0.100%	on the first $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2017, were as follows:
Purchases	$7,776,190
Sales	$7,258,947
7. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2017, there were no outstanding loans. During the year ended November 30, 2017, the program was not utilized.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2017, the Fund had no outstanding loans. During the year ended November 30, 2017, the Fund did not utilize the LOC.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trusteeS OF Federated managed pool series AND SHAREHOLDERS OF federated INTERNATIONAL bond Strategy portfolio:
We have audited the accompanying statement of assets and liabilities of Federated International Bond Strategy Portfolio (the “Fund”) (one of the portfolios constituting Federated Managed Pool Series), including the portfolio of investments, as of November 30, 2017, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replied from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Bond Strategy Portfolio, a portfolio of Federated Managed Pool Series, at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 24, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period[1]
Actual	$1,000	$1,030.10	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.07	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). Federated Investment Management Company, the Adviser, has contractually agreed to reimburse all operating expenses excluding extraordinary expenses and expenses allocated from affiliated holdings, incurred by the Fund. This agreement has no fixed term.

Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised six portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: October 2005	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated International Bond Strategy Portfolio (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements. The Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs or certain other discretionary investment accounts, and may also be offered to other Federated funds.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated Investors, Inc. and its affiliates (“Federated”) and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense
Annual Shareholder Report

structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
The Board was informed by the Adviser that, for the periods covered by the Senior Officer's Evaluation, the Fund outperformed its benchmark index for the three-year and five-year periods, and underperformed its benchmark index for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
Annual Shareholder Report

The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com under the “Managed Accounts” section of the “Products” tab. Click on the appropriate asset class or category under “Find Managed Accounts,” where you will be directed to create a password and login to access this information. After you have logged in, select a product name, then click on the “MAPs” link under “Managed Account Pools,” and select the Fund under “Managed Account Pools Available” to access the “Literature” tab. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.FederatedInvestors.com under the “Managed Accounts” section of the “Products” tab. Click on the appropriate asset class or category under “Find Managed Accounts,” where you will be directed to create a password and login to access this information. After you have logged in, select a product name, then click on the “MAPs” link under “Managed Account Pools,” and select the Fund under “Managed Account Pools Available” to access the “Literature” tab.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated International Bond Strategy Portfolio

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P308
41523 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $142,510

Fiscal year ended 2016 – $163,760

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 – $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 – $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 – $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $45,967 and $42,029 respectively. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $185,225

Fiscal year ended 2016 - $302,667

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In their respective required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), the registrant’s independent public accountants, informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Managed Pool Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018